© PPL Corporation 2015 PPL: A Diverse Pure-Play Electric Utility Company EvercoreISI Utility Conference January 7 -8 2016 Phoenix, Arizona Exhibit 99.1

Cautionary Statements and Factors That May Affect Future Results

Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company's SEC filings.

© PPL Corporation 2015
1

Investment Proposition

100% rate-regulated business model	• Pure-play utility model with strong earnings and dividend growth potential • Top 10 U.S. utility market capitalization and part of the S&P 500 • Annual total return proposition of 10% – 12%
Attractive future growth prospects	• Annual regulated Cap Ex of ~$3.5 billion through 2019 (~$18 billion over 5 years) • Confident we can achieve 6% EPS growth through 2017, driven by 12%-14% earnings growth in the U.S. operations and 1% - 2% growth in the U.K.
Diverse asset mix with robust growth	• Diversified by region, regulator and customer class (Pennsylvania, Kentucky and United Kingdom) • Strong growth in regulated utility businesses in the U.S. and U.K. drives projected rate base growth of ~7% CAGR through 2019 • Rate base/Regulated Asset Value (RAV) expected to grow over $9 billion to ~$32 billion by 2019 • Significant Transmission footprint with over 16% CAGR in Transmission rate base through 2019
Strong regulatory jurisdictions	• Constructive rate recovery mechanisms in PA and KY support top in sector domestic earnings growth • Regulatory framework in the U.K. provides long-term certainty and creates a premium jurisdiction • Over 80% of total capital expenditures through 2019 earn returns subject to no or minimal regulatory lag
Solid financial position	• Strong investment-grade credit ratings from S&P and Moody's (A- & Baa2 at PPL; A- & A3/Baa1 at utilities) • Disciplined currency hedging program results in more predictable U.K. earnings • Attractive dividend yield of 4.4%[1], with continued dividend growth expected

(1) Dividend yield as of 12/31/2015.

© PPL Corporation 2015
2

Leading Energy Delivery Platform with Scale and Diversity


PA
U.K.
KY

Business Composition by Region

2015E Rate Base - $24.6 bn


WPD 42%
PA Dist 10%
PA Trans 12%
KY 36%

Customers – 10.4 mm


PA 13%
KY Elec 9%
KY Gas 3%
WPD 75%

2015E Ongoing Earnings - $2.20 midpoint(4)


Corp -5%
PA 17%
KY 23%
WPD 65%

Pennsylvania Regulated Segment
• Customers: 1.4 million Electricity Distribution • No stated ROE for PA Distribution Base Rates • Rate Base: $4.9 billion(1) • 5-Year Transmission Rate Base CAGR: 16.3% • 5-Year Distribution Rate Base CAGR: 7.0% • Regulatory Entity: Pennsylvania PUC, FERC

Kentucky Regulated Segment
• Customers: 0.9 million Electricity Distribution; 0.3 million Natural Gas • No stated ROE for Kentucky Base Rates, ECR ROE: 10% • Rate Base: $8.3 billion(1),(2) • 5-Year Rate Base CAGR: 5.6% • Regulated Capacity: 8.0 GW • Regulatory Entities: Kentucky PSC, Virginia SCC, FERC

U.K. Regulated Segment
• Customers: 7.8 million Electricity Distribution • Average expected earned ROE of 15% to 18%(3) • Regulatory Asset Value (RAV): $9.7 billion(1) • 5-Year Rate Base CAGR: 5.7% • Regulatory Entity: Ofgem

(1) Year-end Rate Base as of December 31, 2014
(2) Represents utility capitalization for LKE.
(3) Based on 2015-2017 projections. Excludes the effects of Goodwill and OCI.
(4) See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations.

© PPL Corporation 2015

3

© PPL Corporation 2015 Significant Investment Opportunity with Constructive Rate Mechanisms Drives Projected Earnings Growth (2) Earnings from Ongoing Operations based on 2014 adjusted actual earnings and midpoint of 2015 forecast. (3) Projection based on 6% CAGR off 2014 adjusted earnings. Does not represent earnings forecast or guidance for 2017. S t r o n g R e g u l a t e d R a t e B a s e G r o w t h R e a l - t i m e R e c o v e r y o f C a p E x 6% Compound Annual EPS (2) Growth 4 Greater than 12 months 18% 0-6 months 76% 0-6 months 76% $28.0 (1) “0-6 months” primarily consists of 100% of WPD capital expenditures and domestic capital expenditures where the investment occurs within six months of that spend being included in rates, and CWIP Incentive on the Northeast Pocono project. “7-12 months” and “Greater than 12 months” primarily consist of domestic capital expenditureswhere the investment occurs within 7 to 12 months or greater than 12 months of that spend being included in rates. 2015E –2017E Capital Recovery, Earning on Investment (1) ($bn) $22.9 (3)

Constructive Regulatory Framework Supports Robust Financial Performance

Focus on rate structure optimization with constructive recovery mechanisms.

	Rate Base (2015E)	Equity Ratio[1]	Allowed ROE
PPL Electric Utilities	D: $3.0 billion T: $2.5 billion	51.66%	D: N/A T: 11.68%[2]
LG&E	$3.7 billion	52.75%	10.00%[3]
Kentucky Utilities	$5.1 billion	53.02%	10.00%[3]

Tracker/Mechanism	EU	LG&E	KU
Forward test year methodology	✓	✓	✓
Environmental Cost Recovery	NA	✓	✓
DSIC	✓	NA	NA
Smart Meter Rider	✓	NA	NA
CWIP included in rate base [4][5]	✓	✓	✓
Gas Line Tracker	NA	✓	NA
Pass through of Purchased Power	✓	✓	✓
Fuel and Gas Supply Adj. Clause	NA	✓	✓
Storm Recovery [6]	✓	NA	NA
Energy Efficiency/DSM	✓	✓	✓
Transmission Formula Rate	✓	✓	✓
Transmission Incentive Adder[2]	✓	NA	NA

(1) As filed in most recent rate cases.
(2) Allowed ROE of 12.93% for Susquehanna-Roseland project.
(3) No stated ROE for Kentucky Base Rates. However, the Environmental Cost Recovery Mechanism and Gas Line Tracker were awarded a 10% ROE.
(4) CWIP included in forward test year rate base for LG&E and KU.
(5) For PPL EU Transmission, CWIP included for Northeast Pocono reliability project totaling ~$350 million in capital investment.
(6) LG&E and KU have historically been able to recover costs from extraordinary storms, but no formal tracker is in place.

© PPL Corporation 2015 5

The U.K.; a Premium Regulatory Jurisdiction

The U.K. OFGEM's RIIO framework (Revenue = Incentives + Innovation + Outputs) allows Distribution Network Operators (DNOs) to earn premium returns for strong performance and innovation.

	RIIO-ED1 Framework	WPD Investment Advantage
Regulatory cycle	• Revenues set for 8 year period, commencing April 2015 through March 2023 • No volumetric risk in amount of electricity delivered	• Provides certainty and visibility • Ofgem accepted business plan spend over 8 years drives RAV growth
Inflation – adjusted revenues	• RPI Indexation of allowed revenues and Regulatory Asset Value (RAV)	• RPI plan assumptions – 1.3% for 2015/16; 2.3% for 2016/17; 3.1% for 2017/18 (20 year historical average for RPI is 2.9%)
Incentive regulation	• Incentive revenues available for outstanding customer service and reliability	• WPD has a proven track record of outperformance • Additional opportunity to improve earned ROEs; mid-to-upper teens earned ROEs[1] expected through 2017
Fast track incentive	• Ability to collect additional annual revenue equivalent to 2.5% of total annual expenditures	• WPD only 4 DNOs awarded fast-track status • Estimated $43 million of annual fast-track revenue
Benefit sharing	• Ability to retain 50% - 70% of cost efficiencies; with benefits shared with customers	• Fast-track status allows WPD to retain 70% of cost efficiencies (O&M and Capital savings), compared to only 53% to 58% for the slow track DNOs
Funding & leverage	• Regulation requires funding to support investment grade credit ratings • Debt leverage set at 65% of Debt/RAV at the DNO level	• U.K. is a self-funding operation; does not require any equity from PPL • Holding company structure provides for higher earned ROEs • PPL targets 80%-85% Debt/RAV at consolidated U.K. level • Expected ability to annually repatriate $300 - $500 million of cash back to the U.S. in a tax efficient manner

(1) U.S. GAAP ROEs exclude the effects of Goodwill and OCI.

© PPL Corporation 2015
6

Significant Ongoing Capital Expenditure Program…

~$18 billion of Capital Expenditures from 2015 – 2019 to strengthen safety and reliability of T&D systems and address environmental regulations in Kentucky.



($ in billions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.61
0.15
0.29
0.69
0.56
0.57
1.35
$3.33
0.18
0.28
0.69
0.53
0.39
1.26
$3.33
0.19
0.31
0.69
0.55
0.36
1.23
$3.53
0.21
0.29
0.66
0.61
0.51
1.25
$3.78
0.21
0.27
0.60
1.05
0.37
1.28
2015E
2016E
2017E
2018E
2019E
WPD(1)
LKE ECR(2)
LKE base
PA Transmission
PA Distribution
PA DSIC

- Over 80% of Regulated capital expenditures earn returns subject to minimal or no lag
- PA – Implementation of ~$450 million Smart Meter Program to be recovered through a rider mechanism (~$328 million of Capital; ~$122 million O&M)
- PA and KY – Continued focus on improving reliability in both Transmission and Distribution systems
- KY – Environmental spending in response to regulations for Mercury, SO2, NOX, Ozone, Particulates, Water Discharge and CCRs (does not include Clean Power Plan)
- U.K. – Continued focus on asset replacement, faults and overheads and general system reinforcement

Note: Corporate and Other capital expenditures average approximately $5 million per year.
(1) WPD figures based on assumed exchange rate of $1.60/£.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.

© PPL Corporation 2015
7

© PPL Corporation 2015 8 ( $ i n b i l l i o n s ) (1) WPD figures based on assumed exchange rate of $1.60/£ for 2015 -2019. (2) Represents utility capitalization for LKE. Represents Regulatory Asset Value (RAV) for WPD. Strong regulated rate base growth will drive EPS growth. …Critical to Driving Strong Rate Base Growth $32.1 $30.1 $28.0 $26.2 $24.6 $22.9 (2) (1)(2)

© PPL Corporation 2015 Pennsylvania: Continuing to Grow Transmission Projected Transmission Rate Base Growth • Excellent growth in Transmission business with over 16% CAGR in Transmission rate base through 2019 • Projected CAGR of 16.3% in transmission rate base through 2019 driven by initiatives to improve aging infrastructure • Base ROE of 11.68% earned through FERC Formula Rate Mechanism • Base ROE of 12.93% for approximately $650 million Susquehanna-Roseland project • Return on CWIP for approximately $350 million Northeast Pocono Reliability project • No volumetric risk • Project Compass provides potentially significant incremental opportunity beyond 2019 (1) 9 PA 22% 2015E PA Regulated Rate Base Total: $24.6 bn Trans 53% Total: $5.5 bn KY P2 WPD % P2 Dist% (1) If all approvals are received. $2.1 $2.5 $2.9 $3.6 $4.1 $4.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 2014A 2015E 2016E 2017E 2018E 2019E ( $ i n B i l l i o n s )

© PPL Corporation 2015 Proven Track Record of Transmission Capability • Susquehanna –Roseland • Approximately $650 million project • 150 miles from Berwick, PA into New Jersey including through Delaware Water Gap • Successful partnership with a neighboring utility in New Jersey • Cooperation with multiple state regulatory and government agencies • Strengthened reliability for millions in the Mid-Atlantic region • Created significant economic development benefits, including creation of 2,200 construction jobs • Northeast Pocono Reliability Project • Approximately $350 million project • 58 miles of transmission lines and substations • Reliability Projects • Designed to strengthen existing transmission system • Significant asset modernization • Greater Scranton, PA reliability project 10

© PPL Corporation 2015 11 Proposed First Segment: • 95-mile initial segment from Blakely, PA to Ramapo, NY • PPL Electric filed interconnection request with NYISO on October 27th • Estimated cost of $500 -$600 million • Estimated in-service date in 2023 • Benefits as proposed include: • Substantial annual savings for NY customers • Economic development benefits • Grid reliability • Regulatory approvals required: NYISO, NYPSC, PJM, PAPUC, FERC, Other Full Project Current Plan:475-mile transmission line from Western PA to Southeastern NY at an estimated cost of $3 –$4 billion. Project Compass Summary

© PPL Corporation 2015 Project Compass 12

© PPL Corporation 2015 Pennsylvania: Strong Distribution Growth Platform Projected Distribution Rate Base Growth Total: $24.6 bn • Reliability initiatives drive distribution rate base growth at a projected CAGR of ~7% through 2019 • Constructive regulatory jurisdiction with improved regulation that reduces regulatory lag • DSIC Mechanism (less than six monthslag on qualifying investment) • Projected future test year for rate cases • Smart Meter Program (less than six months lag on capital investment) • Rate design that results inapproximately 57% of Distribution gross margin subject to minimal or no volumetric risk 13 Total: $5.5 bn 2015E PA Regulated Rate Base PA 22% Dist 47% KY P2 WPD % P2 Trans % $2.8 $3.0 $3.2 $3.4 $3.7 $3.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2014A 2015E 2016E 2017E 2018E 2019E ( $ i n B i l l i o n s )

© PPL Corporation 2015 $8.3 $8.8 $9.2 $9.5 $10.1 $10.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2014A 2015E 2016E 2017E 2018E 2019E ( $ i n B i l l i o n s ) Kentucky: Strong Rate Base Growth Driven By Environmental Investments • Constructive regulatory environment that provides a timely return on a substantial amount of planned capex over the next 5 years • Environmental Cost Recovery (ECR): $2.2 billion estimated spend on projects approved, or subject to approval by the KPSC with a 10.0% ROE –virtually no regulatory lag (less than six month lag on capital investment) • Other supportive recovery mechanisms • Return mechanisms include Construction Work In Progress included in rate base and Gas Line Tracker • Pass through clauses include Purchased Power, Fuel and Gas Supply Adjustment and Energy Efficiency/Demand Side Management recovery • Capital expenditure plans exclude spending related to the Clean Power Plan Significant Rate Base Growth Kentucky Delivery Territories VA KY Frankfort Lexington Louisville Owensboro LG&E Service Area (Electric) LG&E Service Area (Gas) KU Service Area ODP Service Area Total: $24.6 bn 14 KY 36% 2015E KY Regulated Rate Base KY 36% PA P2 WPD % (1) (1) Old Dominion Power

© PPL Corporation 2015 WPD: Top Performing Electricity Distribution Business in the U.K. • Highly attractive regulated business • Regulator-accepted 8 year forward-looking revenues based on future business plan, including capital expenditures and O&M plus incremental financial adjustments to base revenues covering inflation, tax, pension and cost of debt • Real-time return of and return on capital investment –no lag • No volumetric risk • Additional incentives for operational efficiency and high-quality service • Best-in-class management team with track record of outperformance Projected RAV Growth Top Performing Electricity Distribution Business in the U.K. Total: $24.6bn • WPD named “Utility of the Year” in 2014 • WPD only 4 DNOs to be fast-tracked by Ofgem for RIIO- ED1 • WPD has earned over $540 (1) million in annual performance awards over the past 10 regulatory years • Expected earned ROE’s in the 15% -18% (2) range through 2017, including Holding Company leverage • Total spend of $19 billion over the 8 year regulatory period, of which ~$11 billion will drive growth in RAV (1) 2005/06 –2014/15 regulatory years. (2) Based on 2015-2017 projections. Excludes the effects of Goodwill and OCI. 15 2015E U.K. Regulated Rate Base P2 PA WPD 42% KY ( $ i n B i l l i o n s ) Note: WPD figures based on assumed exchange rate of $1.60/£ for 2015-2019.

©PPL Corporation 2015 U.K. Incentive Revenues -Summary • Annual performance above or below the Ofgem targets for Customer Minutes Lost (CML), Customer Interruptions (CI) and the Broad Measure of Customer Satisfaction Survey is rewarded or penalized on a 2-year lag (i.e. 2015/2016 earned performance is received in 2017/2018 revenue). • Rewards/penalties shown on the following slides from the Fast-track Determination are stated in 2012/2013 prices, therefore, we adjust for RPI, as necessary. • WPD is on-track to outperform its Ofgem targets in the 2015/2016 regulatory year. • If WPD maintains this level of performance going forward, PPL would expect to earn total incentive revenues that exceed prior estimates for 2017 and 2018. 2017 2018 Revised estimate: $90M -$110M $75M -$105M Previous estimate: $80M -$100M $60M -$ 90M 16

U.K. Incentive Revenues - Summary

- Annual performance above or below the Ofgem targets for Customer Minutes Lost (CML), Customer Interruptions (CI) and the Broad Measure of Customer Satisfaction Survey is rewarded or penalized on a 2-year lag (i.e. 2015/2016 earned performance is received in 2017/2018 revenue).

- Rewards/penalties shown on the following slides from the Fast-track Determination are stated in 2012/2013 prices, therefore, we adjust for RPI, as necessary.

- WPD is on-track to outperform its Ofgem targets in the 2015/2016 regulatory year.

- If WPD maintains this level of performance going forward, PPL would expect to earn total incentive revenues that exceed prior estimates for 2017 and 2018.

	2017	2018
Revised estimate:	$90M - $110M	$75M - $105M
Previous estimate:	$80M - $100M	$60M - $ 90M

© PPL Corporation 2015
16

© PPL Corporation 2015 U.K. Incentive Revenue –Quality of Service • WPD is on pace to be near the max reward for Customer Minutes Lost and Customer Interruptions for the 2015/2016 regulatory year. Note: Based on an average for all four DNOs. Actual results calculated at an individual DNO level. (+£14.8) 40.1 28.7 24.4 55.8 0 10 20 30 40 50 60 70 80 Customer Minutes Lost (2012/13 prices) Ofgem Target Projected Max Reward/Penalty Target 63.4 51.1 49.2 77.6 0 10 20 30 40 50 60 70 80 Customer Interruptions (per 100 customers) (2012/13 prices) Ofgem Target Projected Max Reward/Penalty Target (-£40.3) (+£40.3) (-£14.8) 17 A measurement of the cumulative amount of minutes customers are without electricity. A measurement of the cumulative amount of interruptions in a customer’s supply, per 100 customers.

© PPL Corporation 2015 6.5 7.5 8.5 9.5 Interruptions Connections General Inquiries Broad Measure Customer Satisfaction Survey Through September 2015 (2012/13 prices) South West South Wales East Midlands West Midlands Average other DNOs U.K. Incentive Revenue –Customer Satisfaction • The Broad Measure of Customer Satisfaction Survey rewards or penalizes DNOs for the levels of customer satisfaction. • Through September 2015 WPD performance is near or at the max reward levels. Note: Based on an average for all four DNOs. Actual results calculated at an individual DNO level. South West South Wales East Midlands West Midlands Total Max reward/penalty +/-£2.8 +/-£1.9 +/-£4.0 +/-£4.0 +/-£12.7 Max Reward Breakeven Max Penalty 18

© PPL Corporation 2015 Foreign Currency Risk Management • 3-year forward hedging program to manage PPL’s GBP vs. USD earnings translation risk • The program consists of declining hedge percentage ratios on a “rolling” 36-month basis allocated into 12-month periods • Hedge bands provide flexibility for management decisions • Defined minimum hedge percentages require disciplined hedging • Program reduces volatility and results in a more predictable USD earnings stream that meets investor expectations 19

© PPL Corporation 2015 Retail Price Index -RPI • Revenue: • Annually, tariffs will be set in the November timeframe using the forecasted RPI for the next two regulatory years (i.e. 2016/2017 and 2017/2018 tariffs will be based on forecasted RPI in Nov 2015) • In addition, the 2017/2018 revenues will include a true-up for the actual vs. forecasted RPI for the 2015/2016 regulatory year • O&M impacted primarily by RPI adjustments to wages, including contract labor with a compounding effect realized in future periods • Approximately 10% of total U.K. debt is RPI index-linked debt. The lower the RPI, the lower the interest expense and vice versa 20 RPI affects 3 primary financial drivers for WPD: Revenues, O&M and Interest Expense

© PPL Corporation 2015 Foreign Currency Hedging Status and RPI Sensitivity 21 GBP Foreign Currency 2015 2016 2017 Percentage Hedged 100% 95% 89% Hedged Rate (GBP/USD) $1.57 $1.57 $1.60 Budgeted Rate on Open Position (GBP/USD) $1.60 $1.60 $1.60 EPS Sensitivities: Decrease in Rate (USD/GBP) (1) 0.05 $0.00 $0.00 ($0.01) 0.10 $0.00 ($0.01) ($0.01) Decrease in 2015/2016 RPI (budget assumption 1.3%) (2) 0.5% $0.00 $0.00 ($0.02) 2015/16 2016/17 2017/18 Budget RPI assumption 1.3% 2.3% 3.1% Current U.K. HM Treasury RPI forecast (3) 1.4% 2.6% 3.1% Note: FX hedging status as of 12/31/2015. (1) FX sensitivities do not factor in the potential positive effect from re-striking existing hedges. (2) Sensitivities include the net effect on revenue, O&M and interest expense on index-linked debt. Change in EPS (3) Source: U.K. HM Treasury RPI forecast: https://www.gov.uk/government/collections/data-forecasts

Funding the Growth

Strong domestic operating cash flows plus the U.K. dividend sufficient to fund the PPL dividend. Domestic debt and equity issuances fund domestic utility growth.

	2013A[4]	2014A[4]	2015E[5]
Domestic Cash from Operations	$1,707	$2,219	$1,610
Domestic Maintenance Capex[1]	(861)	(900)	(650)
Dividend From UK Regulated	261	277	290
Cash Available for Distribution	**$1,107**	**$1,596**	**$1,250**
Common Dividend	(878)	(967)	(1,000)
Cash Available for Reinvestment	**$229**	**$629**	**$250**
Domestic Growth Capex	**($2,142)**	**($1,816)**	**($1,615)**
Debt Maturities	($747)	($546)	($1,000)
Debt Issuances and Change in Cash[2]	1,343	(159)	2,243
Equity Issuances	1,330	1,063	200
Other Investing & Financing Activities	(13)	829[3]	(78)
Additional Funding Sources for Domestic Growth Capex	**$1,913**	**$1,187**	**$1,365**

Note: Information provided on this slide to be updated on an annual basis. See appendix for the reconciliation of Domestic Cash from Operations.

(1) Represents book depreciation.
(2) Includes domestic issuances (short and long term), net of issue costs.
(3) Includes approximately $900 million of proceeds from sale of the Montana hydros.
(4) Includes results of PPL Energy Supply, LLC.
(5) Full year projections do not include activity related to PPL Energy Supply, LLC for any portion of 2015.

© PPL Corporation 2015
22

© PPL Corporation 2015 Summary 23 • Pure-play regulated business profile operating in premium jurisdictions • 6% projected earnings growth with above sector-average dividend yield • Strong dividend growth potential • Low risk business plan • Confident in our ability to deliver on commitments to shareowners and customers • Strong track record of exceeding earnings targets

© PPL Corporation 2015 Appendix 24

PPL Fact Sheet

CORPORATE DATA		
Ticker symbol and stock exchange	PPL-NYSE	
At December 31, 2015		
Average daily trading volume (3 mos.)	4.61 million shares	
Closing price	$34.13	
52-week price range	$29.05 – $35.00	
Annualized dividend per share	$1.51 ($0.3775/qtr)	
Enterprise value	~$41.7 billion	
Market cap	~$23.0 billion	
At September 30, 2015		
2015 Estimated earnings from ongoing operations per share (Non-GAAP)-Midpoint(3)	$2.20 per share	
Total assets	$39.2 billion	
Common shares O/S	671.792 million	
Book value per share(1)(2)	$15.22	
Capitalization:	**($ millions)**	
Total debt	$19,762	66%
Common equity	$10,222	34%
Total Capitalization	**$29,984**	**100%**
Employees	12,752	
Long-term debt	$19,205 million	
Short-term debt	$ 557 million	
Letters of Credit and Commercial paper	$ 293 million	

(1) Based on 671.792 million shares of common stock outstanding.
(2) 2015 reflects the impact of the spinoff of the Supply segment and a $3.2 billion related dividend.
(3) See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations.

ANALYST CONTACT:

Investor Relations

Joe Bergstein – Vice President-Investor Relations & Treasurer

610-774-5609

Lisa Pammer – Investor Relations Manager

610-774-3316

invrel@pplweb.com

ADDRESS:

2 North Ninth Street

Allentown, PA 18101

WEB SITE: www.pplweb.com

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PPL Corporation Investor Relations

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© PPL Corporation 2015

25

© PPL Corporation 2015 Pennsylvania Rate Case Update • Approved by the Public Utility Commission • Includes an annual revenue increase of $124 million • Black box settlement with no stated ROE • The increase to take effect January 1, 2016 26

© PPL Corporation 2015 $0.00 $1.00 $2.00 $3.00 2014 Adj Original 2015E Revised 2015E $2.15 P e r S h a r e 2015 Ongoing Earnings Forecast $2.25 $2.03 Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations. (1) 2015 earnings and 2014 earnings (adjusted) presented here excludes any earnings from the Supply segment. However, the Supply segment is part of PPL Corporation’s consolidated reported earnings for the first five months of 2015. (2) For 2014, earnings from ongoing operations (adjusted) reflects the full impact of dissynergies related to the spinoff of the Supply segment: Indirect O&M ($0.07), Interest ($0.05) and Depreciation ($0.01). Segment 2014 Earnings (Adjusted) (1) Original 2015E Midpoint (1) Revised 2015E Midpoint (1) U.K. Regulated $1.37 $1.38 $1.43 Kentucky Regulated 0.47 0.48 0.51 PA Regulated 0.40 0.39 0.37 Corporate and Other (0.21) (0.10) (0.11) Total $2.03 $2.15 $2.20 $2.25 (2) $2.05 27

Summary of Drivers to Achieve 6% EPS Growth Through 2017

12% - 14% Domestic Operations Earnings Growth:

PA Regulated
- Transmission Cap Ex of $2.0 billion at 11.68% base ROE, 12.93% for approximately $650 million Susquehanna Roseland project drives transmission rate base growth of 18.9% through 2017
- 2015 Distribution Rate Case with rates effective early 2016
- DSIC Cap Ex of $500 million with 2016 DSIC Cap Ex in Base Rates
- ~ 70% of gross margin subject to minimal or no volumetric risk

KY Regulated
- Environmental investment of $1.2 billion at 10% ROE
- Gas Line Tracker investment of ~ $150 million at 10% ROE
- $132 million 2014 Rate Case with rates effective July 1, 2015
- Assumed minimal load growth

Corporate and Other
- Corporate restructuring to achieve $75 million in cost reductions essentially complete
- Additional ~ 2 cents per share improvement by 2017
- Expect no more than $200 million per year in Equity issuances through 2017

1% - 2% U.K. Regulated Earnings Growth
- No volumetric risk
- 1% - 2% earnings growth from 2014 – 2017 during transition to RIIO-ED1
- Average expected segment earned ROE of 15% to 18%(1)
- Expected RAV growth of 5.8% through 2017
- Incentive revenue assumptions: 2015 - $125M; 2016 - $120-$130M; 2017 - $90-$110M; 2018 - $75-$105M
- Assumed Fx rate of ~$1.56/£ for 2016; $1.60/ £ for 2017
- Assumed RPI (inflation rate) – 1.3% for 2015/16; 2.3% for 2016/17; and 3.1% for 2017/18

6% Compound Annual EPS(2) Growth



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
6% EPS Growth
$2.03
$2.20
$2.42
2014 Adj
2015E
2017E (3)

(1) Based on 2015-2017 projections. Excludes the effects of Goodwill and OCI.
(2) Earnings from Ongoing Operations based on 2014 adjusted actual earnings and midpoint of 2015 forecast.
(3) Projection based on 6% CAGR off 2014 adjusted earnings. Does not represent earnings forecast or guidance for 2017.

© PPL Corporation 2015
28

© PPL Corporation 2015 29 $1.40 $1.44 $1.47 $1.49 $1.51 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 2011 2012 2013 2014 2015E (1) $/Share Annualized Continued Dividend Growth (1) Annualized dividend based on 8/3/2015 announced increase. Actual dividends to be determined by Board of Directors.

Kentucky Environmental Controls

Control Device		Low Nox Burners	SCR/SNCR	Scrubbers	Closed Cycle Cooling Tower	Dry Handling/ Disposal/ Beneficial Use	Baghouses
Addresses		NO_x	NO_x	SO_2	Water Intake	Coal Combustion Residuals (CCRs) [(2)]	Hg (Particulates)
Trimble County	Unit 1	✓	✓	✓	✓	(1)	(3b)
	Unit 2	✓	✓	✓	✓	(1)	✓
Ghent	Unit 1	✓	✓	✓	✓	✓	✓
	Unit 2	✓	(4)	✓	✓	✓	(3c)
	Unit 3	✓	✓	✓	✓	✓	✓
	Unit 4	✓	✓	✓	✓	✓	✓
Brown	Unit 1	✓	(4)	✓	✓	(1)	(4)
	Unit 2	✓	(4)	✓	✓	(1)	(4)
	Unit 3	✓	✓	✓	✓	(1)	(3a)
Mill Creek	Unit 1	✓	(4)	✓	(4)	✓	✓
	Unit 2	✓	(4)	✓	✓	✓	✓
	Unit 3	✓	✓	✓	✓	✓	(3d)
	Unit 4	✓	✓	✓	✓	✓	✓

✓ = Installed

(1) Dry handling disposal construction approved by KPSC and permitting or construction underway at Trimble and Brown. Portions of Ghent systems are operational at this time as other construction activity continues.

(2) Wet ash impoundments exist at all plants.

(3) Baghouses construction approved by KPSC and construction activity underway at Trimble, Ghent, Brown, and Mill Creek.

- (3a) Brown 3's commissioning scheduled to start in November 2015.
- (3b) Trimble County 1's commissioning scheduled to start in November 2015.
- (3c) Ghent 2's commissioning scheduled to start in December 2015.
- (3d) Mill Creek 3's commissioning scheduled to start in June 2016.

(4) Standards are station and company based. KU and LG&E Systems are already in compliance.

© PPL Corporation 2015 30

© PPL Corporation 2015 U.K. Regulated Segment EPS from Ongoing Operations Projection ($ Per Share) Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations. Assumes foreign currency exchange rate of $1.60/£ for 2015E and 2016E on open positions. 31

© PPL Corporation 2015 U.K. Regulated Segment Cash Repatriation Note: Assumes foreign currency exchange rate of $1.60/£ for 2015E, 2016E and 2017E. ($ in millions) Flexible strategy for meaningful U.K. cash repatriation. 32

Strong Credit Ratings Post-Spin

Strong credit profile at our utilities, holding companies and PPL Corporation.

PPL Corporation

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	NR	NR
Long-term Issuer	A-	Baa2
Outlook	Stable	Stable

PPL Capital Funding

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	BBB+	Baa2
Long-term Issuer	NR	NR
Outlook	Stable	Stable

WPD Holding Company

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	BBB+	Baa3
Long-term Issuer	A-	Baa3
Outlook	Stable	Stable

LKE Holding Company

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	BBB+	Baa1
Long-term Issuer	A-	Baa1
Outlook	Stable	Stable

WPD Operating Companies

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	A-	Baa1
Long-term Issuer	A-	Baa1
Outlook	Stable	Stable

LKE Operating Companies

Credit Rating	S&P	Moody's
Secured	A	A1
Unsecured	NR	NR
Long-term Issuer	A-	A3
Outlook	Stable	Stable

PPL Electric Utilities

Credit Rating	S&P	Moody's
Secured	A	A1
Unsecured	NR	NR
Long-term Issuer	A-	A3
Outlook	Stable	Stable

© PPL Corporation 2015
33

© PPL Corporation 2015 Strong Financial Foundation Limited maturity schedule and strong liquidity profile provide financial flexibility. Liquidity Profile as of September 30, 2015 34 $2,223 $1,623 $771 $210 $362 $409 U.S. U.K. $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Committed Credit Facilities Cash Drawn ($ in millions) Debt Maturity Distribution 2015 -2019 as of September 30, 2015 Note: GBP debt maturities and credit facilities converted at 8/31/2015 spot rate of 1.538 $0 $200 $400 $600 $800 $1,000 2015 2016 2017 2018 2019 ($ in millions) PPL Capital Funding PPL Electric Utilities Kentucky WPD Group .

Reconciliation of Reported Earnings (Loss) to Earnings from Ongoing Operations (Adjusted)

After-Tax (Unaudited)						
Year-to-Date December 31, 2014	(per share - diluted) [1]					
	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other [2]	Discontinued Operations [2]	Total
Reported Earnings (Loss)	$ 1.48	$ 0.47	$ 0.39	$ (0.18)	$ 0.45	$ 2.61
Special Items (expense) benefit:						
Foreign currency-related economic hedges	0.19					0.19
Spinoff of the Supply segment:						
Discontinued operations				(0.01)	0.45	0.44
Change in tax valuation allowances				(0.07)		(0.07)
Separation benefits				(0.02)		(0.02)
Other:						
Change in WPD line loss accrual	(0.08)					(0.08)
Separation benefits - bargaining unit voluntary program			(0.01)			(0.01)
Total Special Items	0.11		(0.01)	(0.10)	0.45	0.45
Dissynergies related to the spinoff of the Supply segment [3]						
Indirect operation and maintenance				(0.07)		(0.07)
Interest expense				(0.05)		(0.05)
Depreciation				(0.01)		(0.01)
Total dissynergies related to the spinoff of the Supply segment				(0.13)		(0.13)
Earnings from Ongoing Operations (Adjusted)	$ 1.37	$ 0.47	$ 0.40	$ (0.21)	$	$ 2.03

(1) The "If-Converted Method" has been applied to PPL's 2011 Equity Units, resulting in $9 million of interest charges (after-tax) being added back to earnings and approximately 11 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share.
(2) Certain amounts have been reclassified to reflect the Supply segment as a discontinued operation.
(3) Represents 2014 costs allocated to the Supply segment that remained with PPL after the spinoff of the Supply segment.

© PPL Corporation 2015

35

© PPL Corporation 2015 36 Reconciliation of PPL's Forecast of Reported Earnings (Loss) to Earnings from Ongoing Operations (1) Includes an $879 million charge reflecting the difference between PPL's recorded value for the Supply segment and the estimated fair value determined in accordance with applicable accounting rules under GAAP. $ 1.49 $ 0.49 $ 0.37 $ (0.14) $ (1.36) $ 0.85 $ 0.90 $ 0.80 0.03 0.03 0.03 0.03 Discontinued operations (1.36) (1.36) (1.36) (1.36) Transition and transaction costs (0.02) (0.02) (0.02) (0.02) Employee transitional services (0.01) (0.01) (0.01) (0.01) Settlement of certain income tax positions 0.03 0.03 0.03 0.03 Certain valuation allowances (0.01) (0.01) (0.01) (0.01) LKE acquisition-related adjustment (0.01) (0.01) (0.01) (0.01) 0.06 (0.02) (0.03) (1.36) (1.35) (1.35) (1.35) $ 1.43 $ 0.51 $ 0.37 $ (0.11) $ $ 2.20 $ 2.25 $ 2.15 Forecast (per share - diluted) 2015 Midpoint After-Tax (Unaudited) U.K. KY PA Corp. Disc. High Low Total 2015 2015& Other Ops. (1) Foreign currency-related economic hedges Spinoff of the Supply segment: Other: Total Special Items Earnings from Ongoing Operations Reported Earnings (Loss) Less: Special Items (expense) benefit: Reg. Reg. Reg.

Reconciliation of Domestic Cash Flows

Year Ended December 2014 (Millions of Dollars)	Domestic Cash from Operations	Cash Available for Distribution	Cash Available for Reinvestment	Domestic Growth Capex	Additional Funding Sources for Domestic Growth Capex	Reconciling Items: PPL Global, LLC	Reconciling Items: Other	PPL Consolidated Statement of Cash Flows
Cash provided by (used in) operating activities	$ 2,219					$ 1,184		$ 3,403
Cash provided by (used in) investing activities		$ (900)		$ (1,816)	$ 829	(1,442)		(3,329)
Cash provided by (used in) financing activities			$ (967)		1,451	(86)	$ 185 (1)	583
Effect of exchange rates on cash and cash equivalents						(8)		(8)
Domestic (increase) decrease in cash and cash equivalents		277			(1,093)		816 (2)	
	$ 2,219 →	2,219						
		$ 1,596 →	1,596					
Total			$ 629	$ (1,816)	$ 1,187	$ (352)	$ 1,001	$ 649

Year Ended December 2013 (Millions of Dollars)	Domestic Cash from Operations	Cash Available for Distribution	Cash Available for Reinvestment	Domestic Growth Capex	Additional Funding Sources for Domestic Growth Capex	Reconciling Items: PPL Global, LLC	Reconciling Items: Other	PPL Consolidated Statement of Cash Flows
Cash provided by (used in) operating activities	$ 1,707					$ 1,150		$ 2,857
Cash provided by (used in) investing activities		$ (861)		$ (2,142)	$ (13)	(1,279)		(4,295)
Cash provided by (used in) financing activities			$ (878)		1,779	534	$ 196 (1)	1,631
Effect of exchange rates on cash and cash equivalents						8		8
Domestic (increase) decrease in cash and cash equivalents		261			147		(408) (2)	
	$ 1,707 →	1,707						
		$ 1,107 →	1,107					
Total			$ 229	$ (2,142)	$ 1,913	$ 413	$ (212)	$ 201

Note: For 2015, due to the generalized and forward-looking nature of this information, the Company has not reconciled the presented non-GAAP financial measures to the most directly comparable GAAP financial measures.

(1) Primarily represents PPL Global, LLC items that eliminate in PPL's consolidation.

(2) Adjustment to exclude domestic change in cash and cash equivalents.

© PPL Corporation 2015 37

Forward-Looking Information Statement

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand for energy in our service territories, weather conditions affecting customer energy usage and operating costs; the effect of any business or industry restructuring, including the ability of PPL Corporation to realize all or a significant portion of the anticipated cost savings from the corporate restructuring following the Supply business spinoff; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of our facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions; any impact of hurricanes or other severe weather on our business; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; British pound sterling to U.S. dollar exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.

© PPL Corporation 2015
38

© PPL Corporation 2015 Definitions of Non-GAAP Financial Measures "Earnings from ongoing operations," should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's earnings excluding the Supply segment, as the spinoff was completed June 1, 2015. Other companies may use different measures to present financial performance. "Earnings from ongoing operations" is adjusted for the impact of special items as described below, which includes the Supply segment's earnings now reflected in discontinued operations. Also included in special items is the loss on spinoff resulting from the fair value of the Supply segment being less than PPL's recorded value as of June 1, 2015, the date of the spinoff. "Earnings from ongoing operations (adjusted)" for 2014 also reflects, within the Corporate and Other category, the impact of spinoff dissynergies that would remain with PPL after the completion of the transaction, if left unmitigated. "Earnings from ongoing operations" is adjusted for the impact of special items. Special items include: • Unrealized gains or losses on foreign currency-related economic hedges. • Supply segment discontinued operations. • Loss on the spinoff of the Supply segment. • Gains and losses on sales of assets not in the ordinary course of business. • Impairment charges. • Workforce reduction and other restructuring effects. • Acquisition and divestiture-related adjustments. • Other charges or credits that are, in management's view, not reflective of the company's ongoing operations. 39

Definitions of Non-GAAP Financial Measures

PPL utilizes the following non-GAAP financial measures as indicators of performance for its businesses. These measures are not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. Other companies may use different measures to analyze and report their results of operations. Management believes these measures provide additional useful criteria to make investment decisions. These performance measures are used, in conjunction with other information, by senior management and PPL's Board of Directors to manage the operations and analyze actual results compared with budget.

"Kentucky Gross Margins" is a single financial performance measure of the electricity generation, transmission and distribution operations of the Kentucky Regulated segment, LKE, LG&E and KU, as well as the Kentucky Regulated segment's, LKE's and LG&E's distribution and sale of natural gas. In calculating this measure, fuel, energy purchases and certain variable costs of production (recorded as "Other operation and maintenance" on the Statements of Income) are deducted from revenues. In addition, certain other expenses, recorded as "Other operation and maintenance", "Depreciation" and "Taxes, other than income" on the Statements of Income, associated with approved cost recovery mechanisms are offset against the recovery of those expenses, which are included in revenues. These mechanisms allow for direct recovery of these expenses and, in some cases, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from electricity and gas operations.

"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the electricity delivery operations of the Pennsylvania Regulated segment and PPL Electric, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "Energy purchases from affiliate" in the reconciliation tables. As a result of the spinoff of the Supply segment and creation of Talen Energy on June 1, 2015, PPL EnergyPlus (renamed Talen Energy Marketing) is no longer an affiliate of PPL Electric. PPL Electric's purchases from Talen Energy Marketing subsequent to May 31, 2015 are reflected in "Energy Purchases" in the reconciliation tables. This measure represents the net revenues from the Pennsylvania Regulated segment's and PPL Electric's electricity delivery operations.

© PPL Corporation 2015
40